UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

INTERVIDEO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49809	94-3300070
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

46430 Fremont Boulevard

Fremont, California 94538

(Address of Principal Executive Offices)

(510) 651-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On January 24, 2006, InterVideo, Inc. (the “Company” or “InterVideo”) issued a press release announcing that it will restate its financial results for the fiscal quarters ended June 30, 2005 and September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 18, 2006, senior management of the Company met with the Audit Committee of the Board of Directors to discuss management’s recommendation to restate the Company’s financial results. The Audit Committee concurred with senior management and authorized the Company to amend and restate its financial statements and other financial information for the quarters ended June 30, 2005 and September 30, 2005. The Company intends to file amendments to its Form 10-Qs for such quarters and previously issued financial statements for such interim periods should no longer be relied upon. Prior periods were not affected.

Adjustments to the previously reported unaudited financial statements noted above were the result of InterVideo’s review of its application of purchase accounting under Statement of Financial Accounting Standards No. 141, Business Combinations, and completion of its purchase price allocation. This review has resulted in the determination to apply the partial goodwill method (or parent company theory) instead of the previously applied full goodwill method (or entity theory), which is discussed in an exposure draft related to the Financial Accounting Standards Board’s reconsideration of the business combination accounting. The application of the partial goodwill method requires the Company to record its share of Ulead’s assets and liabilities, and resulting intangible assets, including goodwill, at the proportionate share acquired based upon the purchase price. The overstated amortization charges are the result of the Company incorrectly calculating purchase related in-process research and development costs and intangibles amortization. The deferred tax adjustments resulted from the finalization of the deferred income tax calculations associated with the Ulead purchase. The expected effects of the restatement, including the impact on net income (loss) and earnings (loss) per diluted share, are more fully discussed in the press release furnished as Exhibit 99.1 to this Form 8-K.

The Company’s Audit Committee of the Board of Directors has discussed these matters with its independent registered public accounting firm, Grant Thornton LLP.

ITEM 9.01. Financial Statements, Pro Forma Information and Exhibits

(c)	Exhibits.

99.1    Press release of InterVideo, Inc. dated January 24, 2006.

SAFE HARBOR

THIS REPORT INCLUDES “FORWARD-LOOKING STATEMENTS” THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE GENERALLY IDENTIFIED BY WORDS, SUCH AS “BELIEVES,” “ANTICIPATES,” “PLANS,” “INTENDS,” “EXPECTS,” “WILL,” “WOULD,” “GUIDANCE,” “PROJECTS” AND SIMILAR EXPRESSIONS WHICH ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS OR OUTCOMES DISCUSSED HEREIN TO DIFFER MATERIALLY FROM THOSE INDICATED BY THESE FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, THE RISKS THAT THE FINANCIAL RESULTS MAY CHANGE AFTER FINAL REVIEW BY THE COMPANY’S AUDITORS AND ADDITIONAL ERRORS IN THE FINANCIAL STATEMENTS. FURTHER INFORMATION ON POTENTIAL FACTORS THAT COULD AFFECT INTERVIDEO ARE INCLUDED IN RISKS DETAILED FROM TIME TO TIME IN INTERVIDEO’S SECURITIES AND EXCHANGE COMMISSION FILINGS. INTERVIDEO DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE FORWARD-LOOKING OR OTHER STATEMENTS IN THIS REPORT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVIDEO, INC.
(Registrant)

Date: January 24, 2006	/s/ Randall Bambrough
Randall Bambrough
Chief Financial Officer

INDEX OF EXHIBITS:

Exhibit Number	Description
99.1	Press release of InterVideo, Inc. dated January 24, 2006